NB Private Markets Fund III (TI) LLC (the “Fund”) invests substantially all of its assets in NB Private Markets Fund III (Master) LLC (the “Company”). The percentage of the Company’s members’ equity owned by the Fund at December 31, 2024, was 57.21%. The Fund has included the Company’s schedule of investments as of December 31, 2024, below. The Company’s schedule of investments was also filed on Form NPORT-EX with the Securities and Exchange Commission on February 28, 2025.

NB Private Markets Fund III (Master) LLC

Schedule of Investments

December 31, 2024 (Unaudited)

Portfolio Funds (A),(B),(D)	Acquisition Type	Acquisition Dates (C)	Geographic Region (E)	Cost	Fair Value
Buyout/Growth (55.70%)
Advent International GPE VIII-B, L.P. (F)	Primary	09/2016 - 02/2022	North America	$3,619,339	$4,032,718
Apollo Investment Fund IV, L.P. (F)	Secondary	04/2014	North America	77,631	2,638
BV Investment Partners Fund VIII, L.P. (F)	Primary	08/2014 - 10/2022	North America	806,242	809,732
Charlesbank Equity Fund VIII, L.P. (F)	Primary	01/2015 - 02/2024	North America	6,089,522	4,746,109
Green Equity Investors VII, L.P. (F)	Primary	05/2017 - 06/2024	North America	2,013,844	1,800,838
Lone Star Fund IX (U.S.), L.P. (F)	Primary	03/2015 - 06/2018	North America	943,189	866,800
Platinum Equity Capital Partners III, L.P. (F)	Secondary	12/2013 - 09/2023	North America	319,222	419,711
Rhone Partners V, L.P. (F)	Primary	07/2015 - 12/2024	North America	3,608,829	9,239,504
				17,477,818	21,918,050
Special Situations (12.36%)
Clearlake Capital Partners IV, L.P. (F)	Primary	09/2015 - 01/2023	North America	1,460,527	1,461,205
Clearlake Opportunities Partners, L.P. (F)	Primary	09/2015 - 12/2023	North America	1,388,994	1,092,964
Lone Star Real Estate Fund III (U.S.), L.P. (F)	Primary	05/2014 - 04/2017	North America	912,719	4,519
OrbiMed Royalty Opportunities II, L.P. (F)	Primary	04/2015 - 03/2023	North America	223,143	26,785
Ridgewood Energy Oil & Gas Fund III, L.P. (F)	Primary	05/2015 - 09/2024	North America	3,663,939	1,819,450
Walton Street Real Estate Fund VII, L.P. (F)	Primary	03/2014 - 12/2022	North America	1,262,492	456,916
				8,911,814	4,861,839
Venture Capital (22.92%)
Lightspeed China Partners II, L.P. (F)	Primary	06/2014 - 11/2023	Asia	901,712	1,930,232
Lightspeed Venture Partners Select, L.P. (F)	Primary	03/2014 - 12/2024	North America	445,168	607,250
Lightspeed Venture Partners X, L.P. (F)	Primary	07/2014 - 12/2024	North America	1,152,071	4,066,954
Meritech Capital Partners V L.P. (F)	Primary	09/2014 - 11/2022	North America	1,057,674	2,412,372
				3,556,625	9,016,808

Short Term Investments	Cost	Fair Value
Money Market Fund (9.56%)
Morgan Stanley Institutional Liquidity Fund Government Portfolio (G)	3,763,948	3,763,948
	3,763,948	3,763,948

Total Investments (cost $33,710,205) (100.54%)		39,560,645
Other Assets & Liabilities (Net) (-0.54%)		(214,380)
Members' Equity - Net Assets (100.00%)		$39,346,265

(A)	Non-income producing securities, which are restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at December 31, 2024 aggregated $29,946,257. Total fair value of illiquid and restricted securities at December 31, 2024 was $35,796,697 or 90.98% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date and is required disclosure for restricted securities only.
(D)	All percentages are calculated as fair value divided by the Company's Members' Equity - Net Assets.
(E)	Geographic Region is based on where a Portfolio Fund is headquartered and may be different from where the Portfolio Fund invests.
(F)	The fair value of the investment was determined using a significant unobservable input.
(G)	The rate is 4.29%, the annualized seven-day yield as of December 31, 2024.

Valuation of Investments

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Company values its investments. In accordance with Rule 2a-5 under the Investment Company Act, the Board has designated NBIA as its Valuation Designee (the “Valuation Designee”). The Valuation Designee, with assistance from NBAA, is responsible for determining fair value in good faith for the Company’s investments without readily available market quotations, subject to oversight by the Board.

It is expected that most of the Portfolio Funds in which the Company invests will meet the criteria set forth under the Financial Accounting Standards Board (“FASB”) ASC Topic 820: Fair Value Measurement (“ASC 820”) permitting the use of the practical expedient to determine the fair value of the Portfolio Fund investments. ASC 820 provides that, in valuing alternative investments that do not have quoted market prices but calculate NAV per share or equivalent, an investor may determine fair value by using the NAV reported to the investor by the underlying investment. To the extent ASC 820 is applicable to a Portfolio Fund, the Adviser generally will value the Company’s investment in the Portfolio Fund based primarily upon the value reported to the Company by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies.

FASB ASC 820-10 Fair Value Measurements establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2	Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Company commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Company generally holds interests in Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the “secondary market” where an investor purchases a limited partner’s existing interest and remaining commitment.

Assumptions used by the Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Company’s results of operations and financial condition.

The following table presents the investments carried on the Statement of Assets, Liabilities and Members’ Equity – Net Assets by level within the valuation hierarchy as of December 31, 2024.

	Level 1	Level 2	Level 3	Net Asset Value	Total
Assets:
Buyout/Growth	$-	$-	$21,918,050	$-	$21,918,050
Special Situations	-	-	4,861,839	-	4,861,839
Venture Capital	-	-	9,016,808	-	9,016,808
Money Market Fund	3,763,948	-	-	-	3,763,948
Totals	$3,763,948	$-	$35,796,697	$-	$39,560,645

Significant Unobservable Inputs

As of December 31, 2024, the Company had investments valued at $39,560,645.

The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement. The following table summarizes the valuation methodologies and inputs used for investments categorized in Level 3 as of December 31, 2024:

			Unobservable Inputs
Investments	Fair Value 12/31/24	Valuation Methodologies	Variable	Value/Range	Weighted Average
Buyout/Growth	$21,918,050	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Special Situations	4,861,839	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Venture Capital	9,016,808	Recent Transaction Value	Recent Transaction Value	N/A	N/A
Total	$35,796,697

During the nine months ended December 31, 2024, purchases and sales from Level 3 investments were as follows:

Purchases	Sales
$781,531	$8,165,039

During the nine months ended December 31, 2024, change in unrealized appreciation and realized gains from Level 3 investments were $(18,377,111) and $4,684,087, respectively.

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. During the nine months ended December 31, 2024, 18 investments with fair value of $35,796,697 transferred into Level 3 due to change from practical expedient to transactional value. There were no transfers out of Level 3 during the nine months ended December 31, 2024.

The estimated remaining life of the Company’s Portfolio Funds as of December 31, 2024 is one to two years, with the possibility of extensions by each of the Portfolio Funds.